EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM






We consent to the use in this Registration Statement of SLM Holding, Inc. on Form 10-SB of our report dated May 3, 2006.


                                             /s/ Holtz, Rubenstein Reminick, LLP

Melville, New York
November 29, 2006